UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2018

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01.      Other Events.

In conjunction with its participation at an investor conference on June 4, 2018, Avinger, Inc. (the “Company”) disclosed updated information concerning the number of shares of its common stock and preferred stock outstanding. As of May 30, 2018, there were 9,068,372 shares of the Company’s common stock, 41,800 shares of the Company’s Series A preferred stock and 2,155 shares of the Company’s Series B preferred stock outstanding. Each share of Series A preferred stock and Series B preferred stock is presently convertible into 500 shares of common stock. Assuming the full conversion of all outstanding shares of the Company’s preferred stock, the Company would have had approximately 31 million shares of common stock outstanding as of May 30, 2018. As of May 30, 2018, the Company also had 8,989,500 Series 1 warrants and 8,709,500 Series 2 warrants outstanding. The Series 1 and Series 2 warrants are each exercisable for common stock at $2.00 per share. The foregoing descriptions of the Series A preferred stock, Series B preferred stock, Series 1 warrants and Series 2 warrants are qualified in their entirety by reference to the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock and the Form of Series 1/2 Common Stock Purchase Warrant, each of which has been previously filed and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1(1)	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on February 15, 2018.
3.2(2)	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on February 15, 2018.
4.1(2)	Form of Series 1/2 Common Stock Purchase Warrant.

(1)         Previously filed as an Exhibit to Amendment No. 2 to the registrant’s Registration Statement on Form S-1 (File No. 333-222517) filed with the Securities and Exchange Commission on February 12, 2018, and incorporated by reference herein.

(2)         Previously filed as an Exhibit to Amendment No. 3 to the registrant’s Registration Statement on Form S-1 (File No. 333-222517) filed with the Securities and Exchange Commission on February 13, 2018, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: June 5, 2018	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski President and CEO